 Exhibit 10.1

2011 Incentive Compensation Program
Amir Bassan-Eskenazi, President and Chief Executive Officer

Second Half Bonus Potential		$222,480

2011 Officer Bonus Goal	Second Half % Goal Weighting
1) Achieve bookings goal	25
2) Achieve operating income goal	25
3) Achieve customer satisfaction goal	25
4) Achieve product development goal	25
Total	100%

2011 Incentive Compensation Program
Ravi Narula, Senior Vice President and Chief Financial Officer

Second Half Bonus Potential		$75,930

2011 Officer Bonus Goal	Second Half % Goal Weighting
1) Achieve balance sheet and accounts receivable goal	7.50
2) Achieve gross margin and operating expense goal	10.00
3) Achieve processes improvements goal	7.50
4) Achieve audit and financial controls goal	15.00
5) Achieve employee satisfaction and retention goal	5.00
6) Achieve investor relations goal	5.00
7) Achieve group goal (CEO’s goal)	50.00
Total	100.00%

2011 Incentive Compensation Program
Yaki Avimor, Sr. Vice President of Research & Development

Second Half Bonus Potential		$68,263

2011 Officer Bonus Goal	Second Half % Goal Weighting
1) Achieve specified new technology customer support goal	7.00
2) Achieve specified product delivery goal per plan	30.50
3) Achieve product quality goal	3.50
4) Achieve teamwork goal	4.50
5) Achieve budget goal	4.50
6) Achieve corporate goal (CEO’s goal)	50.00
Total	100.00%

2011 Incentive Compensation Program
Rajive Dhar, Sr. Vice President and Chief Strategy Officer

Second Half Bonus Potential		$76,500

2011 Officer Bonus Goal	Second Half % Goal Weighting
1) Achieve specified technology goal and supervision of CTO organization	7.50
2) Achieve product roadmap and related budgeting goal	22.50
3) Achieve corporate development and strategic partnering goal	12.50
4) Achieve teamwork goal	2.50
5) Achieve marketing communications goal	5.00
6) Achieve corporate goal (CEO’s goal)	50.00
Total	100.00%

2011 Incentive Compensation Program
Rob Horton, Senior Vice President and General Counsel

Second Half Bonus Potential		$82,500

2011 Officer Bonus Goal	Second Half % Goal Weighting
1) Achieve corporate governance securities compliance goal	15.00
2) Achieve legal department customer satisfaction goal	12.50
3) Achieve human resource goal	12.50
4) Achieve litigation management goal	5.00
5) Achieve teamwork goal	5.00
6) Achieve corporate goal (CEO’s goal)	50.00
Total	100.00%